SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PARATEK PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2017

PARATEK PHARMACEUTICALS, INC.

PARATEK PHARMACEUTICALS, INC.
75 PARK PLAZA, 4TH FLOOR
BOSTON, MA 02116

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

0000330990_1 R1.0.1.15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 17, 2017
Date: June 15, 2017 **Time:** 8:00 AM EDT
Location: The offices of Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote g Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g g 0000330990_2 R1.0.1.15 1. Notice & Proxy Statement 2. Form 10-K 3. Shareholder Letter Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2017 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000330990_3 R1.0.1.15 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael F. Bigham 02 Robert S. Radie The Board of Directors recommends you vote FOR the following proposal: 2. To consider and approve a non-binding advisory vote on the compensation of our named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal: 3. To hold a non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR proposals 4. and 5. 4. To consider and approve the Paratek Pharmaceuticals, Inc. Annual Incentive Plan. 5. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000 0000 0000 0000

Reserved for Broadridge Internal Control Information Name THE COMPANY NAME INC, - COMMON 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC, - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC, - 401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job# Envelope # Sequence # # of # Sequence # 0000330990_4  R1.0.1.15